Exhibit 10.17

FIRST AMENDMENT TO
AMENDED AND RESTATED SECURED CREDIT AGREEMENT

     FIRST AMENDMENT TO AMENDED AND RESTATED SECURED CREDIT AGREEMENT (this “Amendment”), dated as of February 4, 2005 (the “Amendment Date”), is among INTERSTATE OPERATING COMPANY, L.P., a Delaware limited partnership, as the Borrower (“Borrower”); the Guarantors; SOCIETE GENERALE, as Administrative Agent (the “Administrative Agent”); and the Lenders a party hereto.

RECITALS:

     A. The Borrower; the Administrative Agent; the Lenders and certain other parties are party to that certain Amended and Restated Senior Secured Credit Agreement dated as of January 14, 2005 (the “Original Credit Agreement”).

     B. The parties hereto desire to amend the Original Credit Agreement and the other Credit Documents (as defined in the Original Credit Agreement) as hereinafter provided.

     NOW, THEREFORE, for and in consideration of the covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. All terms used in this Amendment, but not defined herein, shall have the meaning given such terms in the Original Credit Agreement.

     2. This Amendment shall become effective as of the Amendment Date if on or prior to the close of business on February 8, 2005 (the “Termination Date”) the following conditions precedent have been satisfied:

a.	Documentation. The Administrative Agent shall have received counterparts of this Amendment executed by the Borrower, the Guarantors and the Required Lenders (and with respect to the amendments contained in Paragraph 7 only the consent of each of the Revolving Required Lenders and the Term Required Lenders voting as separate classes).

b.	Representations and Warranties. The representations and warranties contained in this Amendment, and in each Credit Document shall be true and correct in all material respects both as of the Amendment Date and the date the other conditions to this Amendment’s effectiveness are satisfied except for changes which individually or in the aggregate do not constitute a Material Adverse Change.

c.	No Default. No Default or Event of Default shall exist as of either the Amendment Date or the date the other conditions to this Amendment’s effectiveness are satisfied.

d.	Fees. The Administrative Agent shall have received for the benefit of each Lender that executes and delivers this Amendment to the Administrative Agent’s counsel by 5:00 p.m. EST on the Termination Date an amendment fee equal to fifteen (15) basis points times the sum of such Lender’s Term Advances and Revolving Commitment.

If this Amendment does not become effective prior to the Termination Date, this Amendment shall be null and void; provided however that the Borrower shall still be obligated to reimburse Societe Generale for costs and expenses incurred in connection with this Amendment.

     3. The term “Credit Agreement” as used in the Credit Documents, shall mean the Original Credit Agreement, as amended by this Amendment.

     4. The following definitions shall be added to the Credit Agreement in the correct alphabetical order:

     “Concord Property” means the Hilton Concord in Concord, California.

     “Concord Transaction” means (a) the acquisition by a Permitted Other Subsidiary of the Concord Property using the proceeds of Permitted Other Indebtedness and Advances, and (b) following such acquisition, the possible sale, transfer, assignment, or contribution of the Concord Property to one or more Investment Funds.

     “Investment Fund” means a fund or funds referred to in clause (c) of the definition of Permitted New Investments.

     5. Section 7.01 of the Credit Agreement is deleted in its entirety and replaced with the following:

     “Section 7.01 Interest Coverage Ratio. The Parent shall maintain at the end of each Rolling Period (a) for the Rolling Periods ending on September 30, 2004, December 31, 2004 and March 31, 2005, an Interest Coverage Ratio of not less than 3.00 to 1.00, and (b) for any Rolling Period thereafter, an Interest Coverage Ratio of not less than 3.50 to 1.00.”

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

        6. Section 7.02 of the Credit Agreement is deleted in its entirety and replaced with the following:

     “Section 7.02 Leverage Ratio. The Parent shall not on any date permit the Leverage Ratio to exceed during the applicable period indicated in the following chart the amount set forth in such chart for such period:

Beginning Date of Applicable Period	Ending Date of Applicable Period	Leverage Ratio

Closing Date	May 14, 2005	4.50 to 1.00
May 15, 2005	The day immediately prior to the Status Reset Date during the Fiscal Quarter commencing April 1, 2005	3.75 to 1.00
The Status Reset Date during the Fiscal Quarter commencing April 1, 2005	The day immediately prior to the Status Reset Date during the Fiscal Quarter commencing January 1, 2006	3.50 to 1.00
The Status Reset Date during the Fiscal Quarter commencing January 1, 2006	No ending date	3.00 to 1.00

Notwithstanding the foregoing, (a) if prior to May 15, 2005 the transaction contemplated by clause (b) in the definition of Concord Transaction occurs, then the 4.50 to 1.00 ratio set forth in the preceding chart shall be changed to 3.75 to 1.00 on the date of such occurrence, (b) if prior to May 15, 2005 the Parent, the Borrower or any of their respective Subsidiaries acquires Investments under clause (a) or (d) of the definition of Permitted New Investments for which either (i) the Investment Amount equals or exceeds $4,000,000 or (ii) the expected one year EBITDA for such Investment is expected to equal or exceed $3,000,000, then the 4.50 to 1.00 ratio set forth in the preceding chart shall be changed to 4.25 to 1.00 on the date of such occurrence, and (c) if the events in both the preceding clauses (a) and (b) occur prior to May 15, 2005, then the 4.50 to 1.00 ratio set forth in the preceding chart shall be changed to 3.75 to 1.00 on the date of such occurrence.”

        7. Section 2,07 of the Credit Agreement is amended to provide that if the transaction contemplated by clause (b) in the definition of Concord Transaction occurs, then the Net Cash Proceeds from such transaction shall be applied to reduce the outstanding Revolving Advances

(without any reduction in Revolving Commitments), and to the extent such Net Cash Proceeds exceed the outstanding Revolving Advances, such excess shall be applied in accordance with the other provisions of Section 2.07.

     8. The parties to this Amendment acknowledge and agree that (a) the amendments contained in Paragraph 7, but not the other amendments contained in this Amendment, require the consent of each of the Revolving Required Lenders and the Term Required Lenders voting as separate classes, and (b) if such consents are not obtained, but the consents of the Required Lenders to this Amendment are obtained and the other conditions precedent to the effectiveness of this Amendment are satisfied, then this Amendment shall be effective for all the amendments contemplated herein other than the amendments contained in Paragraph 7.

     9. Each party hereto represents to the other parties hereto that such party is authorized to execute this Amendment. In addition, the Borrower and the Guarantors represent and warrant to the Lenders and the Administrative Agent that (a) the representations and warranties contained in this Amendment, and in each Credit Document are true and correct in all material respects as of the Amendment Date except for changes which individually or in the aggregate do not constitute a Material Adverse Change, (b) no Default or Event of Default exists as of the Amendment Date except for any such Default or Event of Default as is expressly waived or eliminated by this Amendment, and (c) such Persons have no claims, offsets, or counterclaims with respect to their respective obligations under the Credit Documents as of the Amendment Date.

     10. This Amendment may be executed in multiple counterparts, each of which shall be an original, but all of which shall constitute but one Amendment. Facsimile signatures will be deemed to be original signatures.

[SIGNATURE PAGE OF FIRST AMENDMENT TO AMENDED AND RESTATED SECURED CREDIT AGREEMENT]

EXECUTED as of the date first referenced above.

BORROWER:

INTERSTATE OPERATING COMPANY, L.P.

By:	Interstate Hotels & Resorts, Inc., its general partner

	By:	/s/ Christopher L. Bennett

	Name:	Christopher L. Bennett

	Title:	Senior Vice President and
General Counsel

[SIGNATURE PAGE OF FIRST AMENDMENT TO AMENDED AND RESTATED SECURED CREDIT AGREEMENT]

SOCIETE GENERALE, individually as a Lender and as Administrative Agent and the Issuing Bank

By:	/s/ Thomas K. Day

Thomas K. Day
Managing Director

[SIGNATURE PAGE OF FIRST AMENDMENT TO AMENDED AND RESTATED SECURED CREDIT AGREEMENT]

CITlCORP NORTH AMERICA, INC.

By:	/s/ Blake R. Gronich

Name:	Blake R. Gronich
Title :	Vice President

[SIGNATURE PAGE OF FIRST AMENDMENT TO AMENDED AND RESTATED SECURED CREDIT AGREEMENT]

CALYON NEW YORK BRANCH

By:	/s/ Bruno Defloor

Name:	Bruno Defloor
Title:	Director

By:	/s/ David Bowers

Name:	David Bowers
Title:	Director

[SIGNATURE PAGE OF FIRST AMENDMENT TO AMENDED AND RESTATED SECURED CREDIT AGREEMENT]

Octagon Investment Partners II, LLC
By:	Octagon Credit Investors, LLC
as sub-investment manager

By:	/s/ Andrew D. Gordon

Name:	Andrew D. Gordon
Title:	Portfolio Manager

[SIGNATURE PAGE OF FIRST AMENDMENT TO AMENDED AND RESTATED SECURED CREDIT AGREEMENT]

Octagon Investment Partners IV, Ltd.
By:	Octagon Credit Investors, LLC
as collateral manager

By:	/s/ Andrew D. Gordon

Name:	Andrew D. Gordon
Title:	Portfolio Manager

[SIGNATURE PAGE OF FIRST AMENDMENT TO AMENDED AND RESTATED SECURED CREDIT AGREEMENT]

Octagon Investment Partners V, Ltd.
By:	Octagon Credit Investors, LLC
as Portfolio manager

By:	/s/ Andrew D. Gordon

Name:	Andrew D. Gordon
Title:	Portfolio Manager

[SIGNATURE PAGE OF FIRST AMENDMENT TO AMENDED AND RESTATED SECURED CREDIT AGREEMENT]

Octagon Investment Partners VI, Ltd.
By:	Octagon Credit Investors, LLC
as collateral manager

By:	/s/ Andrew D. Gordon

Name:	Andrew D. Gordon
Title:	Portfolio Manager

[SIGNATURE PAGE OF FIRST AMENDMENT TO AMENDED AND RESTATED SECURED CREDIT AGREEMENT]

Octagon Investment Partners VII, Ltd.
By:	Octagon Credit Investors, LLC
as collateral manager

By:	/s/ Andrew D. Gordon

Name:	Andrew D. Gordon
Title:	Portfolio Manager

[SIGNATURE PAGE OF FIRST AMENDMENT TO AMENDED AND RESTATED SECURED CREDIT AGREEMENT]

HY-FI Trust, by JPMorgan Chase Bank, N.A. (f/k/a JPMorgan Chase Bank) solely as trustee (and not in its individual capacity)
By:	Octagon Credit Investors, LLC as Portfolio Manager

By:	/s/ Andrew D. Gordon

Name:	Andrew D. Gordon
Title:	Portfolio manager

[SIGNATURE PAGE OF FIRST AMENDMENT TO AMENDED AND RESTATED SECURED CREDIT AGREEMENT]

VAN KAMPEN SENIOR LOAN FUND By: Van Kampen Asset Management

By:	/s/ Brad Langs

Name:	BRAD LANGS
Title:	EXECUTIVE DIRECTOR

[SIGNATURE PAGE OF FIRST AMENDMENT TO AMENDED AND RESTATED SECURED CREDIT AGREEMENT]

VAN KAMPEN SENIOR INCOME TRUST By: Van Kampen Asset Management

By:	/s/ Brad Langs

Name:	BRAD LANGS
Title:	EXECUTIVE DIRECTOR

[SIGNATURE PAGE OF FIRST AMENDMENT TO AMENDED AND RESTATED SECURED CREDIT AGREEMENT]

Morgan Stanley

By:	/s/ Kevin Seary

Name:	Kevin Seary
Title:

[SIGNATURE PAGE OF FIRST AMENDMENT TO AMENDED AND RESTATED SECURED CREDIT AGREEMENT]

ORIX FUNDING LLC

By:	/s/ Diana M. Himes

Name:	Diana M. Himes
Title:	Assistant Vice President

[SIGNATURE PAGE OF FIRST AMENDMENT TO AMENDED AND RESTATED SECURED CREDIT AGREEMENT]

AVENUE CLO FUND, LIMITED

By:	/s/ Richard D’Addario

Name:	RICHARD D’ADDARIO
Title:	SENIOR PORTFOLIO MANAGER

[SIGNATURE PAGE OF FIRST AMENDMENT TO AMENDED AND RESTATED SECURED CREDIT AGREEMENT]

AVENUE CLO FUND, LIMITED

By:	/s/ RICHARD D’ADDARIO

Name:	Richard D’Addario
Title:	Senior Portfolio Manager

[SIGNATURE PAGE OF FIRST AMENDMENT TO AMENDED AND RESTATED SECURED CREDIT AGREEMENT]

Landmark V

Aladdin Capital

By:	/s/ Arika Lakhmi

Name:	Arika Lakhmi
Title:	Executive Director

[SIGNATURE PAGE OF FIRST AMENDMENT TO AMENDED AND RESTATED SECURED CREDIT AGREEMENT]

CONSENT AND RATIFICATION

     The Guarantors join in and consent to the terms and provisions of the attached Amendment and agree that the Amended and Restated Security Agreement, the Environmental Indemnification Agreement and the Amended and Restated Guaranty and Contribution Agreement (the “Guaranty”) to which each of the Guarantors is a patty each dated January 14, 2005 remain in fall force and effect, and further that the Guaranteed Obligations (as defined in the Guaranty) include the additional obligations of the Borrower under the attached Amendment.

     This Consent and Ratification is dated as of the date of the Amendment.

GUARANTORS:

INTERSTATE HOTELS & RESORTS, INC.
a Delaware corporation.

By:	/s/ Christopher L. Benett

Name:	Christopher L. Benett
Title:	Senior Vice President and General Counsel

BRIDGESTREET CORPORATE HOUSING WORLDWIDE, INC.
a Delaware Corporation

By:	/s/ Christopher L. Bennett

Name:	Christopher L. Bennett
Title:	Senior Vice President and General Counsel

MERISTAR MANAGEMENT (CANMORE) LTD.
a British Columbia (Canada) corporation

By:	/s/ Christopher L. Bennett

Name:	Christopher L. Bennett
Title:	Secretary

MERISTAR MANAGEMENT (VANCOUVER-METRTOWN) LTD,
a British Columbia (Canada) corporation

By:	/s/ Christopher L. Bennett

Name:	Christopher L. Bennett
Title:	Senior Vice President and General Counsel

BRIDGESTREET ACCOMMODATIONS, LTD.
Incorporated under the laws of England and Wales

By:	/s/ Christopher L. Bennett

Name:	Christopher L. Bennett
Title:	Director

BRIDGESTREET ACCOMMODATIONS LONDON LIMITED
Incorporated under the laws of England and Wales

By:	/s/ Christopher L. Bennett

Name:	Christopher L. Bennett
Title:	Director

BRIDGESTREET WARDROBE PLACE LIMITED
Incorporated under the laws of England and Wales

By:	/s/ Christopher L. Bennett

Name:	Christopher L. Bennett
Title:	Director

LORYT(l) LIMITED
Incorporated under the laws of England and Wales

By:	/s/ Christopher L. Bennett

Name:	Christopher L. Bennett
Title:	Director

APALACHEE BAY SAS
Incorporated under the laws of France

By:	/s/ Christopher L. Bennett

Name:	Christopher L. Bennett
Title:	Director

MERISTAR MANAGEMENT COMPANY, L.L.C.
a Delaware limited liability company

MERISTAR AGH COMPANY, L.L.C.
a Delaware limited liability company

CAPSTAR ST. LOUIS COMPANY, L.L.C.
a Delaware limited liability company

MERISTAR LAUNDRY, L.L.C.
a Delaware limited liability company

MERTSTAR STORRS COMPANY, L.L.C.
a Delaware limited liability company

THE NET EFFECT STRATEGIC ALLIANCE, LLC
a Delaware limited liability company

INTERSTATE NHF, LLC
a Delaware limited liability company

By:	Interstate Operating Company, L.P.
a Delaware limited partnership, its managing member

By:	Interstate Hotels & Resorts, Inc.
a Delaware corporation; its general partner

By:	/s/ Christopher L. Bennett

Name:	Christopher L. Bennett
Title:	Senior Vice President and General Counsel

BRIDGESTREET MARYLAND, LLC
a Delaware limited liability company

BRIDGESTREET MINNEAPOLIS, LLC
a Delaware limited liability company

BRIDGESTREET MIDWEST, LLC
a Delaware limited liability company

BRIDGESTREET SOUTHWEST, LLC
a Delaware limited liability company

BRIDGESTREET OHIO, LLC
a Delaware limited liability company

BRIDGESTREET CALIFORNIA, LLC
a Delaware limited liability company

BRIDGESTREET COLORADO, LLC
a Delaware limited liability company

BRIDGESTREET NORTH CAROLINA, LLC
a Delaware limited liability company

BRIDGESTREET RALEIGH, LLC
a North Carolina limited liability company

By:	Interstate Operating Company, L.P.
a Delaware limited partnership, their sole member

By:	Interstate Hotels & Resorts, Inc.
a Delaware corporation its general partner

By:	/s/ Christopher L. Bennett

Name:	Christopher L. Bennett
Title:	Senior Vice President and General Counsel

INTERSTATE HOTELS COMPANY
a Delaware corporation

INTERSTATE INVESTMENT CORPORATION
a Delaware corporation

INTERSTATE PARTNER CORPORATION
a Delaware corporation

INTERSTATE PROPERTY CORPORATION
a Delaware corporation

NORTHRIDGE HOLDINGS, INC.
a Delaware corporation

IHC HOLDINGS, INC.
a Delaware corporation

INTERSTATE MEMBER INC.
a Delaware corporation

CROSSROADS HOSPITALITY MANAGEMENT COMPANY
a Delaware corporation

COLONY HOTELS AND RESORTS COMPANY
a Delaware corporation

SUNSTONE HOTEL PROPERTIES, INC.
a Colorado corporation

By:	/s/ Christopher L. Bennett

Name:	Christopher L. Bennett
Title:	Senior Vice President and General Counsel

NORTHRIDGE INSURANCE COMPANY
a corporation organized under the laws of the Cayman Islands.

By:	/s/ Christopher L. Bennett

Name:	Christopher L. Bennett
Title:	Secretary

INTERSTATE PROPERTY PARTNERSHIP, L.P.
a Delaware limited partnership

By:	Interstate Property Corporation
a Delaware corporation its general partner

	By:	/s/ Christopher L. Bennett

	Name:	Christopher L. Bennett
	Title:	Senior Vice President and General Counsel

INTERSTATE/DALLAS GP, L.L.C.
a Delaware limited liability company

By:	Interstate Property Corporation
a Delaware corporation, its managing member

	By:	/s/ Christopher L. Bennett

	Name:	Christopher L. Bennett
	Title:	Senior Vice President and General Counsel

INTERSTATE PITTSBURGH HOLDINGS, L.L.C.
a Delaware limited liability company

INTERSTATE MANCHESTER COMPANY, L.L.C.
a Delaware limited liability company

By:	Interstate Property Partnership, L.P.
a Delaware limited liability company, their sole member

	By:	Interstate Property Corporation
a Delaware corporation, its general partner

		By:	/s/ Christopher L. Bennett

		Name:	Christopher L. Bennett
		Title:	Senior Vice President and General Counsel

INTERSTATE HOUSTON PARTNER, L.P.
a Delaware limited partnership

INTERSTATE/DALLAS PARTNERSHIP, L.P.
a Delaware limited partnership

By:		Interstate Property Corporation
a Delaware corporation, their general partner

		By:	/s/ Christopher L. Bennett

		Name:	Christopher L. Bennett
		Title:	Senior Vice President and General Counsel

INTERSTATE HOTELS, LLC
a Delaware limited liability company

By:		Northridge Holdings, Inc.
a Delaware corporation, its managing member

		By:	/s/ Christopher L. Bennett

		Name:	Christopher L. Bennett
		Title:	Senior Vice President and General Counsel

CONTINENTAL DESIGN AND SUPPLIES COMPANY, L.L.C.
a Delaware limited liability company

IHC MOSCOW SERVICES, L.L.C.
a Delaware limited liability company

PAH-HILLTOP GP, LLC
a Delaware limited liability company

PAH-CAMBRIDGE HOLDINGS, LLC
a Delaware limited liability company

CROSSROADS HOSPITALITY COMPANY, L.L.C.
a Delaware limited liability company

IHC MOSCOW SERVICES, LLC
a Delaware limited liability company

IHC SERVICES COMPANY, L.L.C.
a Delaware limited liability company

By:	Interstate Hotels, LLC
a Delaware limited liability company, their managing member

By:	Northridge Holdings, Inc.
a Delaware corporation its managing member

	By:	/s/ Christopher L. Bennett

	Name:	Christopher L. Bennett
	Title:	Senior Vice President and General Counsel